LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED DECEMBER 27, 2017

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION,

EACH DATED DECEMBER 27, 2017,

OF CLEARBRIDGE AGGRESSIVE GROWTH FUND

On or about January 30, 2018, all outstanding Class B shares of the fund will be converted into Class A shares of the fund. The following disclosure related to Class B shares supplements the Summary Prospectus, Prospectus and Statement of Additional Information dated December 27, 2017 and applies up until January 30, 2018.

1.	Prior to January 30, 2018, the cover of the fund’s Prospectus discloses the share class symbol for Class B as follows:

Share class (Symbol): B (SAGBX)

2.	Prior to January 30, 2018, the section of the fund’s Prospectus titled “Fees and expenses of the fund” includes the following disclosure with respect to Class B shares:

The fund no longer offers Class B shares for purchase by new or existing investors. Class B shares will continue to be available for dividend reinvestment until January 29, 2018 and incoming exchanges until January 26, 2018.

Shareholder fees
(fees paid directly from your investment)
Class B
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[3]	5.00
Small account fee[5]	$15

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
Class B
Management fees	0.69
Distribution and/or service (12b-1) fees	1.00
Other expenses	0.89
Total annual fund operating expenses	2.58
Fees waived and/or expenses reimbursed[6]	(0.33)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	2.25

[3]	Maximum deferred sales charge (load) may be reduced over time.

[5]	If your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

[6]	The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 2.25% for Class B shares, subject to recapture as described below. This arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class B (with redemption at end of period)	728	1,038	1,409	2,503
Class B (without redemption at end of period)	228	738	1,309	2,503

3.	Prior to January 30, 2018, the section of the fund’s Prospectus titled “Performance” includes the following disclosure with respect to Class B shares:

The performance of Class B shares is as follows:

Average annual total returns
(for periods ended December 31, 2016)
	1 year	5 years	10 years
Other Classes (Return before taxes only)
Class B	(0.41)	13.41	6.04
Russell 3000 Growth Index (reflects no deduction for fees, expenses or taxes)[1]	7.39	14.44	8.28

4.	Prior to January 30, 2018, the section of the fund’s Prospectus titled “Purchase and sale of fund shares” includes the following disclosure with respect to Class B shares:

Investment minimum initial/additional investment ($)
Class B1
General	1,000/50
Uniform Gifts or Transfers to Minor Accounts	1,000/50
IRAs	250/50
SIMPLE IRAs	None/None
Systematic Investment Plans	50/50
Clients of Eligible Financial Intermediaries	N/A
Eligible Investment Programs	N/A
Retirement Plans with omnibus accounts held on the books of the fund and certain rollover IRAs	N/A
Other Retirement Plans	None/None
Institutional Investors	1,000/50

[1]	Class B shares are not available for purchase by new or existing investors. Class B shares will continue to be available for dividend reinvestment until January 29, 2018 and incoming exchanges until January 26, 2018.

5.	Prior to January 30, 2018, the section of the fund’s Prospectus titled “More on fund management—Expense limitation” includes the following disclosure with respect to Class B shares:

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 2.25% for Class B shares, subject to recapture as described below. This arrangement is expected to continue until December 31, 2019, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. This arrangement, however, may be modified by the manager to decrease total annual fund operating expenses at any time. The manager is also permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limit described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

6.	Prior to January 30, 2018, the section of the fund’s Prospectus titled “More on fund management—Distribution” includes the following disclosure with respect to Class B shares:

The fund has adopted a shareholder services and distribution plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, the fund pays distribution and/or service fees based on an annualized percentage of average daily net assets of up to 1.00% for Class B shares.

7.	Prior to January 30, 2018, the section of the fund’s Prospectus titled “Choosing a class of shares to buy” includes the following disclosure with respect to Class B shares:

The fund no longer offers Class B shares for purchase by new or existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares, but they may not add to their Class B share positions except through dividend reinvestment up until January 29, 2018. Class B shares are also available for incoming exchanges up until January 26, 2018.

8.	Prior to January 30, 2018, the section of the fund’s Prospectus titled “Comparing the fund’s classes” includes the following disclosure with respect to Class B shares:

	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/or service fees	Exchange privilege[1]
Class B

•  Closed to all new purchases

•  No initial sales charge

•  Contingent deferred sales charge declines over time

•  Converts to Class A after approximately 8 years

•  Generally higher annual expenses than Class A

		None	Up to 5.00% charged if you redeem shares. This charge is reduced over time and there is no contingent deferred sales charge after 5 years; waived for certain investors	1.00% of average daily net assets	Class B shares of funds sold by the distributor and Class A or Class A2 shares of Western Asset Government Reserves

[1]	Ask your Service Agent about the funds available for exchange.

9.	Prior to January 30, 2018, the section of the fund’s Prospectus titled “Comparing the fund’s classes” includes the following disclosure with respect to Class B shares:

Class B shares

The fund no longer offers Class B shares for purchase by new or existing investors. If you owned Class B shares on June 30, 2011, you may continue to hold those shares, but you may not add to your Class B share position except through dividend reinvestment up until January 29, 2018. Class B shares are also available for incoming exchanges up until January 26, 2018. Class B shares are issued at net asset value with no initial sales charge.

10.	Prior to January 30, 2018, the section of the fund’s Prospectus titled “Retirement and Institutional Investors—eligible investors” includes the following disclosure with respect to Class B shares:

Class B shares

The fund no longer offers Class B shares for purchase by new or existing investors. Institutional Investors and certain Retirement Plans that owned Class B shares may continue to hold those shares, but they may not add to their Class B share positions except through dividend reinvestment up until January 29, 2018. Class B shares are also available for incoming exchanges up until January 26, 2018.

11.	Prior to January 30, 2018, the first paragraph of the section of the fund’s Prospectus titled “Exchanging shares—Generally” includes the following with respect to Class B shares:

Class B shareholders may also be able to exchange their shares for Class A shares of Western Asset Government Reserves up until January 26, 2018. Subsequent exchanges out of Class A shares of Western Asset Government Reserves will be restricted to Class A shares of other funds.

12.	Prior to January 30, 2018, the first paragraph of the section of the fund’s Prospectus titled “Exchanging shares—Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors” includes the following disclosure with respect to Class B shares:

•	Funds that offer Class B shares may continue to make them available for incoming exchanges up until January 26, 2018

13.	Prior to January 30, 2018, the last two paragraphs of the section of the fund’s Prospectus titled “Other things to know about transactions—Small account fees/Mandatory redemptions” includes the following disclosure with respect to Class B shares:

Some shareholders who hold accounts in Classes A and B of the same fund may have those accounts aggregated for the purposes of these calculations. Please contact the fund or your Service Agent for more information.

14.	Prior to January 30, 2018, the section of the fund’s Prospectus titled “Financial highlights” includes financial highlights for Class B shares, as follows:

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class B Shares[1]	2017	2016	2015	2014	2013
Net asset value, beginning of year	$152.24	$158.59	$171.69	$131.63	$107.40

Income (loss) from operations:
Net investment loss	(1.00)	(1.56)	(1.97)	(1.89)	(1.22)
Net realized and unrealized gain (loss)	18.82	2.76	(7.13)	43.37	29.23
Total income (loss) from operations	17.82	1.20	(9.10)	41.48	28.01

Less distributions from:
Net realized gains	(8.31)	(7.55)	(4.00)	(1.42)	(3.78)
Total distributions	(8.31)	(7.55)	(4.00)	(1.42)	(3.78)

Net asset value, end of year	$161.75	$152.24	$158.59	$171.69	$131.63
Total return[2]	12.15%	0.86%	(5.36)%	31.73%	26.93%

Net assets, end of year (millions)	$39	$90	$168	$281	$350

Ratios to average net assets:
Gross expenses	2.58%	2.31%	2.16%	2.14%	2.22%
Net expenses	2.25 [3,4]	2.25 [3,4]	2.16 [4]	2.14	2.22
Net investment loss	(0.64)	(1.05)	(1.17)	(1.24)	(1.03)

Portfolio turnover rate	1%[5]	3%	3%[5]	5%	2%
[1]	Per share amounts have been calculated using the average shares method.
[2]	Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
[3]	Reflects fee waivers and/or expense reimbursements.
[4]	As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 2.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.
[5]	Excludes securities delivered as a result of a redemption in-kind.

15.	Prior to January 30, 2018, the cover of the fund’s Statement of Additional Information discloses the ticker symbol for Class B shares as follows:

Class B (SAGBX)

16.	Prior to January 30, 2018, the first paragraph of the section of the fund’s Statement of Additional Information titled “Investment Management and Other Services — Services and Distribution Plan” includes the following disclosure with respect to Class B shares:

The Trust, on behalf of the fund, has adopted a shareholder services and distribution plan (the “12b-1 Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the 12b-1 Plan, the fund may pay monthly fees to LMIS at an annual rate not to exceed 1.00% of the average daily net assets of the fund attributable to Class B shares

17.	Prior to January 30, 2018, the section of the fund’s Statement of Additional Information titled “Purchase of Shares — General” includes the following disclosure with respect to Class B shares:

Class B Shares. The fund no longer offers Class B shares for new purchases by new and existing investors. Individual investors who owned Class B shares may continue to hold those shares, but they may not add to their Class B share positions except through dividend reinvestment up until January 29, 2018. Class B shares are available for incoming exchanges up until January 26, 2018 and for reinvestment of dividends and capital gain distributions.

18.	Prior to January 30, 2018, the section of the fund’s Statement of Additional Information titled “Exchange Privilege” includes the following disclosure with respect to Class B shares:

Class B Exchanges. Funds that offered Class B shares prior to July 1, 2011 continue to make them available for incoming exchanges up until January 26, 2018. Class B shares of the fund may be exchanged for Class B shares of other funds or Class A or Class A2 shares of Western Asset Government Reserves without a contingent deferred sales charge at the time of exchange. Subsequent exchanges out of Class A or Class A2 shares of Western Asset Government Reserves will be restricted to Class A or Class A2 shares of other funds.

Please retain this supplement for future reference.

5